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                                                                    EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


  As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement on Form S-3 (No. 333-47554), filed on October 6, 2000 with the Securities and Exchange Commission under the Securities Act of 1933.


ARTHUR ANDERSEN LLP



Los Angeles, California
November 3, 2000